Press Release August 1, 2019

HollyFrontier Corporation Reports Quarterly Results and Announces Regular Cash Dividend

•
Reported net income attributable to HollyFrontier stockholders of $196.9 million, or $1.15 per diluted share, and adjusted net income of $372.3 million, or $2.18 per diluted share, for the second quarter

•	Reported EBITDA of $442.8 million and adjusted EBITDA of $647.0 million for the second quarter

•	Returned $245.8 million to shareholders through dividends and share repurchases in the second quarter

Dallas, Texas, August 1, 2019 ‑‑ HollyFrontier Corporation (NYSE:HFC) (“HollyFrontier” or the “Company”) today reported second quarter net income attributable to HollyFrontier stockholders of $196.9 million, or $1.15 per diluted share, for the quarter ended June 30, 2019, compared to $345.5 million, or $1.94 per diluted share, for the quarter ended June 30, 2018.

The second quarter results reflect special items that collectively decreased net income by a total of $175.4 million. These items include a lower of cost or market inventory valuation adjustment that decreased pre-tax earnings by $47.8 million, a goodwill impairment of $152.7 million and Sonneborn acquisition and integration costs of $3.6 million. Excluding these items, net income for the current quarter was $372.3 million ($2.18 per diluted share) compared to $258.9 million ($1.45 per diluted share) for the second quarter of 2018, which excludes certain items that collectively increased earnings by $86.6 million for the three months ended June 30, 2018. Total operating expenses for the quarter were $333.3 million compared to $296.2 million for the second quarter of last year.

HollyFrontier’s President & CEO, George Damiris, commented, “HollyFrontier’s solid second quarter results were driven by strong gasoline and diesel margins across our company. Our healthy free cash flow generation allowed us to return over $245 million in cash to shareholders through regular dividends and share repurchases. With no major planned downtime until late September, we believe our refineries are well positioned for strong operational and financial performance in the third quarter.”

The Refining and Marketing segment reported adjusted EBITDA of $556.1 million compared to $384.8 million for the second quarter of 2018. This increase was primarily driven by higher gasoline and diesel margins across our refining system which resulted in a consolidated refinery gross margin of $19.64 per produced barrel, a 19% increase compared to $16.57 for the second quarter of 2018. Crude oil charge averaged 453,030 barrels per day (“BPD”) for the current quarter compared to 463,480 BPD for the second quarter 2018.

Our Lubricants and Specialty Products segment reported adjusted EBITDA of $28.8 million, despite weakness in the base oil market. Rack Forward adjusted EBITDA was $64.2 million for the quarter, driven by improved finished product margins.

Holly Energy Partners, L.P. (“HEP”) reported EBITDA of $88.6 million for the second quarter 2019 compared to $81.9 million in the second quarter of 2018.

For the second quarter of 2019, net cash provided by operations totaled $752.7 million. During the period, we declared and paid a dividend of $0.33 per share to shareholders totaling $56.7 million and spent $189.2 million in stock repurchases. At June 30, 2019, our cash and cash equivalents totaled $914.6 million, a $418.5 million increase over cash and cash equivalents of $496.1 million at March 31, 2019. Additionally, our consolidated debt was $2,430.8 million. Our debt, exclusive of HEP debt, which is nonrecourse to HollyFrontier, was $993.1 million at June 30, 2019.

HollyFrontier also announced today that its Board of Directors declared a regular quarterly dividend of $0.33 per share. The dividend will be paid on September 4, 2019 to holders of record of common stock on August 22, 2019.

The Company has scheduled a webcast conference call for today, August 1, 2019, at 8:30 AM Eastern Time to discuss second quarter financial results. This webcast may be accessed at: https://78449.themediaframe.com/dataconf/productusers/hfc/mediaframe/30665/indexl.html. An audio archive of this webcast will be available using the above noted link through August 15, 2019.

HollyFrontier Corporation, headquartered in Dallas, Texas, is an independent petroleum refiner and marketer that produces high value light products such as gasoline, diesel fuel, jet fuel and other specialty products. HollyFrontier owns and operates refineries located in Kansas, Oklahoma, New Mexico, Wyoming and Utah and markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. In addition, HollyFrontier produces base oils and other specialized lubricants in the U.S., Canada and the Netherlands, and exports products to more than 80 countries. HollyFrontier also owns a 57% limited partner interest and a non-economic general partner interest in Holly Energy Partners, L.P., a master limited partnership that provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including HollyFrontier Corporation subsidiaries.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental and environmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company’s capital investments and marketing strategies, the Company’s efficiency in carrying out construction projects, the ability of the Company to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any future acquired operations, the possibility of terrorist and cyber attacks and the consequences of any such attacks, general economic conditions and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS

Financial Data (all information in this release is unaudited)

	Three Months Ended June 30,		Change from 2018
	2019	2018	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$4,782,615	$4,471,236	$311,379	7%
Operating costs and expenses:
Cost of products sold:
Cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)	3,704,884	3,595,916	108,968	3
Lower of cost or market inventory valuation adjustment	47,801	(106,926)	154,727	(145)
	3,752,685	3,488,990	263,695	8
Operating expenses	333,252	296,215	37,037	13
Selling, general and administrative expenses	85,317	68,675	16,642	24
Depreciation and amortization	126,908	110,379	16,529	15
Goodwill impairment	152,712	—	152,712	—
Total operating costs and expenses	4,450,874	3,964,259	486,615	12
Income from operations	331,741	506,977	(175,236)	(35)

Other income (expense):
Earnings of equity method investments	1,783	1,734	49	3
Interest income	4,588	2,934	1,654	56
Interest expense	(34,264)	(32,324)	(1,940)	6
Gain (loss) on foreign currency transactions	2,213	(325)	2,538	(781)
Other, net	92	1,364	(1,272)	(93)
	(25,588)	(26,617)	1,029	(4)
Income before income taxes	306,153	480,360	(174,207)	(36)
Income tax expense	89,336	117,447	(28,111)	(24)
Net income	216,817	362,913	(146,096)	(40)
Less net income attributable to noncontrolling interest	19,902	17,406	2,496	14
Net income attributable to HollyFrontier stockholders	$196,915	$345,507	$(148,592)	(43)%

Earnings per share attributable to HollyFrontier stockholders:
Basic	$1.16	$1.96	$(0.80)	(41)%
Diluted	$1.15	$1.94	$(0.79)	(41)%
Cash dividends declared per common share	$0.33	$0.33	$—	—%
Average number of common shares outstanding:
Basic	169,356	175,899	(6,543)	(4)%
Diluted	170,547	177,586	(7,039)	(4)%
EBITDA	$442,835	$602,723	$(159,888)	(27)%
Adjusted EBITDA	$646,985	$485,256	$161,729	33%

	Six Months Ended June 30,		Change from 2018
	2019	2018	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$8,679,862	$8,599,663	$80,199	1%
Operating costs and expenses:
Cost of products sold:
Cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)	6,904,089	6,943,041	(38,952)	(1)
Lower of cost or market inventory valuation adjustment	(184,545)	(210,764)	26,219	(12)
	6,719,544	6,732,277	(12,733)	—
Operating expenses	664,844	616,503	48,341	8
Selling, general and administrative expenses	173,351	133,339	40,012	30
Depreciation and amortization	248,329	214,720	33,609	16
Goodwill impairment	152,712	—	152,712	—
Total operating costs and expenses	7,958,780	7,696,839	261,941	3
Income from operations	721,082	902,824	(181,742)	(20)

Other income (expense):
Earnings of equity method investments	3,883	3,013	870	29
Interest income	10,963	5,524	5,439	98
Interest expense	(70,911)	(65,047)	(5,864)	9
Gain on foreign currency transactions	4,478	5,235	(757)	(14)
Other, net	649	2,710	(2,061)	(76)
	(50,938)	(48,565)	(2,373)	5
Income before income taxes	670,144	854,259	(184,115)	(22)
Income tax expense	176,841	202,484	(25,643)	(13)
Net income	493,303	651,775	(158,472)	(24)
Less net income attributable to noncontrolling interest	43,333	38,177	5,156	14
Net income attributable to HollyFrontier stockholders	$449,970	$613,598	$(163,628)	(27)%

Earnings per share attributable to HollyFrontier stockholders:
Basic	$2.64	$3.47	$(0.83)	(24)%
Diluted	$2.62	$3.44	$(0.82)	(24)%
Cash dividends declared per common share	$0.66	$0.66	$—	—%
Average number of common shares outstanding:
Basic	170,100	176,256	(6,156)	(3)%
Diluted	171,264	177,820	(6,556)	(4)%
EBITDA	$935,088	$1,090,325	$(155,237)	(14)%
Adjusted EBITDA	$928,782	$800,911	$127,871	16%

Balance Sheet Data

	June 30,	December 31,
	2019	2018
	(In thousands)
Cash and cash equivalents	$914,644	$1,154,752
Working capital	$1,802,370	$2,128,224
Total assets	$12,104,491	$10,994,601
Long-term debt	$2,430,832	$2,411,540
Total equity	$6,530,999	$6,459,059

Segment Information

Our operations are organized into three reportable segments, Refining, Lubricants and Specialty Products and HEP. Our operations that are not included in the Refining, Lubricants and Specialty Products and HEP segments are included in Corporate and Other. Intersegment transactions are eliminated in our consolidated financial statements and are included in Eliminations. Corporate and Other and Eliminations are aggregated and presented under Corporate, Other and Eliminations column.

The Refining segment includes the operations of our El Dorado, Tulsa, Navajo, Cheyenne and Woods Cross refineries and HollyFrontier Asphalt Company LLC (“HFC Asphalt”) (aggregated as a reportable segment). Refining activities involve the purchase and refining of crude oil and wholesale and branded marketing of refined products, such as gasoline, diesel fuel and jet fuel. These petroleum products are primarily marketed in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. HFC Asphalt operates various terminals in Arizona, New Mexico and Oklahoma.

The Lubricants and Specialty Products segment involves Petro-Canada Lubricants Inc.’s (“PCLI”) production operations, located in Mississauga, Ontario, that include lubricant products such as base oils, white oils, specialty products and finished lubricants and the operations of our Petro-Canada Lubricants business that includes the marketing of products to both retail and wholesale outlets through a global sales network with locations in Canada, the United States, Europe and China. Additionally, the Lubricants and Specialty Products segment includes specialty lubricant products produced at our Tulsa refineries that are marketed throughout North America and are distributed in Central and South America, the operations of Red Giant Oil, one of the largest suppliers of locomotive engine oil in North America and the operations of Sonneborn, a producer of specialty hydrocarbon chemicals such as white oils, petrolatums and waxes with manufacturing facilities in the United States and Europe.

The HEP segment involves all of the operations of HEP, a consolidated variable interest entity, which owns and operates logistics assets consisting of petroleum product and crude oil pipelines, terminals, tankage, loading rack facilities and refinery process units in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. The HEP segment also includes a 75% interest in UNEV Pipeline, LLC (an HEP consolidated subsidiary), and a 50% ownership interest in each of Osage Pipeline Company, LLC and Cheyenne Pipeline LLC. Revenues from the HEP segment are earned through transactions with unaffiliated parties for pipeline transportation, rental and terminalling operations as well as revenues relating to pipeline transportation services provided for our refining operations. Due to certain basis differences, our reported amounts for the HEP segment may not agree to amounts reported in HEP's periodic public filings.

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
Three Months Ended June 30, 2019
Sales and other revenues:
Revenues from external customers	$4,208,776	$545,346	$28,382	$111	$4,782,615
Intersegment revenues	88,484	—	102,369	(190,853)	—
	$4,297,260	$545,346	$130,751	$(190,742)	$4,782,615
Cost of products sold (exclusive of lower of cost or market inventory)	$3,458,832	$415,353	$—	$(169,301)	$3,704,884
Lower of cost or market inventory valuation adjustment	$47,801	$—	$—	$—	$47,801
Operating expenses	$252,715	$59,122	$40,608	$(19,193)	$333,252
Selling, general and administrative expenses	$29,638	$42,087	$1,988	$11,604	$85,317
Depreciation and amortization	$76,225	$23,020	$24,241	$3,422	$126,908
Goodwill impairment	$—	$152,712	$—	$—	$152,712
Income (loss) from operations	$432,049	$(146,948)	$63,914	$(17,274)	$331,741
Earnings of equity method investments	$—	$—	$1,783	$—	$1,783
Capital expenditures	$33,899	$9,331	$7,034	$6,470	$56,734

Three Months Ended June 30, 2018
Sales and other revenues:
Revenues from external customers	$3,987,115	$459,405	$24,746	$(30)	$4,471,236
Intersegment revenues	91,866	8,284	94,014	(194,164)	—
	$4,078,981	$467,689	$118,760	$(194,194)	$4,471,236
Cost of products sold (exclusive of lower of cost or market inventory)	$3,394,853	$373,141	$—	$(172,078)	$3,595,916
Lower of cost or market inventory valuation adjustment	$(106,926)	$—	$—	$—	$(106,926)
Operating expenses	$262,558	$19,905	$34,533	$(20,781)	$296,215
Selling, general and administrative expenses	$26,201	$35,257	$2,673	$4,544	$68,675
Depreciation and amortization	$72,989	$10,020	$24,609	$2,761	$110,379
Income (loss) from operations	$429,306	$29,366	$56,945	$(8,640)	$506,977
Earnings of equity method investments	$—	$—	$1,734	$—	$1,734
Capital expenditures	$42,188	$16,842	$18,957	$1,950	$79,937

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
Six Months Ended June 30, 2019
Sales and other revenues:
Revenues from external customers	$7,581,442	$1,038,680	$59,520	$220	$8,679,862
Intersegment revenues	163,228	—	205,728	(368,956)	—
	$7,744,670	$1,038,680	$265,248	$(368,736)	$8,679,862
Cost of products sold (exclusive of lower of cost or market inventory)	$6,421,372	$804,370	$—	$(321,653)	$6,904,089
Lower of cost or market inventory valuation adjustment	$(184,545)	$—	$—	$—	$(184,545)
Operating expenses	$517,212	$112,681	$78,121	$(43,170)	$664,844
Selling, general and administrative expenses	$56,615	$81,806	$4,608	$30,322	$173,351
Depreciation and amortization	$150,640	$43,191	$48,071	$6,427	$248,329
Goodwill impairment	$—	$152,712	$—	$—	$152,712
Income (loss) from operations	$783,376	$(156,080)	$134,448	$(40,662)	$721,082
Earnings of equity method investments	$—	$—	$3,883	$—	$3,883
Capital expenditures	$75,662	$17,190	$17,752	$9,865	$120,469

Six Months Ended June 30, 2018
Sales and other revenues:
Revenues from external customers	$7,645,262	$902,271	$52,203	$(73)	$8,599,663
Intersegment revenues	182,904	10,258	195,441	(388,603)	—
	$7,828,166	$912,529	$247,644	$(388,676)	$8,599,663
Cost of products sold (exclusive of lower of cost or market inventory)	$6,606,557	$680,672	$—	$(344,188)	$6,943,041
Lower of cost or market inventory valuation adjustment	$(210,764)	$—	$—	$—	$(210,764)
Operating expenses	$502,405	$84,813	$70,736	$(41,451)	$616,503
Selling, general and administrative expenses	$52,572	$65,911	$5,795	$9,061	$133,339
Depreciation and amortization	$140,164	$18,884	$49,750	$5,922	$214,720
Income (loss) from operations	$737,232	$62,249	$121,363	$(18,020)	$902,824
Earnings of equity method investments	$—	$—	$3,013	$—	$3,013
Capital expenditures	$84,962	$25,380	$31,570	$7,565	$149,477

June 30, 2019
Cash and cash equivalents	$7,213	$170,593	$6,941	$729,897	$914,644
Total assets	$7,075,770	$2,247,858	$2,188,139	$592,724	$12,104,491
Long-term debt	$—	$—	$1,437,710	$993,122	$2,430,832

December 31, 2018
Cash and cash equivalents	$7,236	$80,931	$3,045	$1,063,540	$1,154,752
Total assets	$6,465,155	$1,506,209	$2,142,027	$881,210	$10,994,601
Long-term debt	$—	$—	$1,418,900	$992,640	$2,411,540

Refining Segment Operating Data

The following tables set forth information, including non-GAAP (Generally Accepted Accounting Principles) performance measures about our refinery operations. Refinery gross and net operating margins do not include the non-cash effects of lower of cost or market inventory valuation adjustments and depreciation and amortization. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Mid-Continent Region (El Dorado and Tulsa Refineries)
Crude charge (BPD) (1)	264,290	289,820	238,890	258,930
Refinery throughput (BPD) (2)	278,710	300,030	254,520	273,200
Sales of produced refined products (BPD) (3)	273,010	270,710	245,450	261,950
Refinery utilization (4)	101.7%	111.5%	91.9%	99.6%

Average per produced barrel (5)
Refinery gross margin	$17.17	$11.90	$14.51	$11.30
Refinery operating expenses (6)	5.02	4.89	5.74	5.02
Net operating margin	$12.15	$7.01	$8.77	$6.28

Refinery operating expenses per throughput barrel (7)	$4.92	$4.41	$5.54	$4.82

Feedstocks:
Sweet crude oil	57%	58%	54%	51%
Sour crude oil	22%	23%	23%	26%
Heavy sour crude oil	16%	16%	17%	18%
Other feedstocks and blends	5%	3%	6%	5%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	51%	49%	52%	51%
Diesel fuels	34%	35%	31%	33%
Jet fuels	6%	6%	7%	6%
Fuel oil	1%	1%	1%	1%
Asphalt	2%	3%	3%	3%
Base oils	4%	4%	4%	4%
LPG and other	2%	2%	2%	2%
Total	100%	100%	100%	100%

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Southwest Region (Navajo Refinery)
Crude charge (BPD) (1)	109,080	111,900	107,560	109,020
Refinery throughput (BPD) (2)	119,480	120,340	117,860	118,510
Sales of produced refined products (BPD) (3)	122,090	118,240	122,730	120,240
Refinery utilization (4)	109.1%	111.9%	107.6%	109.0%

Average per produced barrel (5)
Refinery gross margin	$23.45	$21.04	$19.70	$15.38
Refinery operating expenses (6)	4.53	5.34	4.73	4.68
Net operating margin	$18.92	$15.70	$14.97	$10.70

Refinery operating expenses per throughput barrel (7)	$4.63	$5.25	$4.93	$4.75

Feedstocks:
Sweet crude oil	24%	34%	20%	32%
Sour crude oil	67%	59%	71%	60%
Other feedstocks and blends	9%	7%	9%	8%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	48%	47%	51%	51%
Diesel fuels	40%	41%	38%	39%
Fuel oil	4%	3%	3%	2%
Asphalt	6%	5%	5%	4%
LPG and other	2%	4%	3%	4%
Total	100%	100%	100%	100%

Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Crude charge (BPD) (1)	79,660	61,760	80,440	71,560
Refinery throughput (BPD) (2)	86,700	69,830	87,080	79,570
Sales of produced refined products (BPD) (3)	74,000	64,870	78,000	77,460
Refinery utilization (4)	82.1%	63.7%	82.9%	73.8%

Average per produced barrel (5)
Refinery gross margin	$22.48	$27.89	$17.07	$25.05
Refinery operating expenses (6)	11.53	14.34	11.11	11.58
Net operating margin	$10.95	$13.55	$5.96	$13.47

Refinery operating expenses per throughput barrel (7)	$9.84	$13.33	$9.95	$11.28

Feedstocks:
Sweet crude oil	34%	18%	35%	26%
Heavy sour crude oil	35%	51%	35%	43%
Black wax crude oil	23%	20%	22%	21%
Other feedstocks and blends	8%	11%	8%	10%
Total	100%	100%	100%	100%

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Sales of produced refined products:
Gasolines	50%	57%	52%	57%
Diesel fuels	37%	32%	35%	33%
Fuel oil	4%	3%	4%	2%
Asphalt	6%	5%	6%	4%
LPG and other	3%	3%	3%	4%
Total	100%	100%	100%	100%

Consolidated
Crude charge (BPD) (1)	453,030	463,480	426,890	439,510
Refinery throughput (BPD) (2)	484,890	490,200	459,460	471,280
Sales of produced refined products (BPD) (3)	469,100	453,830	446,190	459,640
Refinery utilization (4)	99.1%	101.4%	93.4%	96.2%

Average per produced barrel (5)
Refinery gross margin	$19.64	$16.57	$16.39	$14.68
Refinery operating expenses (6)	5.92	6.36	6.40	6.04
Net operating margin	$13.72	$10.21	$9.99	$8.64

Refinery operating expenses per throughput barrel (7)	$5.73	$5.89	$6.22	$5.89

Feedstocks:
Sweet crude oil	44%	46%	42%	42%
Sour crude oil	29%	29%	31%	30%
Heavy sour crude oil	16%	17%	16%	18%
Black wax crude oil	4%	3%	4%	3%
Other feedstocks and blends	7%	5%	7%	7%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	50%	50%	52%	52%
Diesel fuels	36%	36%	34%	35%
Jet fuels	4%	4%	4%	3%
Fuel oil	2%	1%	2%	2%
Asphalt	4%	4%	4%	3%
Base oils	2%	2%	2%	2%
LPG and other	2%	3%	2%	3%
Total	100%	100%	100%	100%

(1)	Crude charge represents the barrels per day of crude oil processed at our refineries.

(2)	Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refineries.

(3)
Represents barrels sold of refined products produced at our refineries (including HFC Asphalt) and does not include volumes of refined products purchased for resale or volumes of excess crude oil sold.

(4)	Represents crude charge divided by total crude capacity (“BPSD”). Our consolidated crude capacity is 457,000 BPSD.

(5)
Represents average amount per produced barrel sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

(6)	Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by sales volumes of refined products produced at our refineries.
(7) Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by refinery throughput.

Lubricants and Specialty Products Segment Operating Data

We acquired our Sonneborn business on February 1, 2019. For the six months ended June 30, 2019 our lubricants and specialty product operating results reflect the operations of our Sonneborn business for the period February 1, 2019 through June 30, 2019.

The following table sets forth information about our lubricants and specialty products operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Lubricants and Specialty Products
Throughput (BPD)	16,990	18,610	18,390	20,100
Sales of produced products (BPD)	34,660	31,000	34,050	31,400

Sales of produced products:
Finished products	52%	48%	50%	48%
Base oils	32%	32%	29%	32%
Other	16%	20%	21%	20%
Total	100%	100%	100%	100%

Our Lubricants and Specialty Products segment includes base oil production activities, by-product sales to third parties and intra-segment base oil sales to rack forward, referred to as “Rack Back.” “Rack Forward” includes the purchase of base oils and the blending, packaging, marketing and distribution and sales of finished lubricants and specialty products to third parties. Supplemental financial data attributable to our Lubricants and Specialty Products segment is presented below:

	Rack Back (1)	Rack Forward (2)	Eliminations (3)	Total Lubricants and Specialty Products
	(In thousands)
Three months ended June 30, 2019
Sales and other revenues	$133,225	$507,183	$(95,062)	$545,346
Cost of products sold	$131,725	$378,690	$(95,062)	$415,353
Operating expenses	$30,585	$28,537	$—	$59,122
Selling, general and administrative expenses	$6,366	$35,721	$—	$42,087
Depreciation and amortization	$11,075	$11,945	$—	$23,020
Goodwill impairment	$152,712	$—	$—	$152,712
Income (loss) from operations	$(199,238)	$52,290	$—	$(146,948)
EBITDA	$(188,163)	$64,235	$—	$(123,928)

Three months ended June 30, 2018
Sales and other revenues	$175,642	$425,461	$(133,414)	$467,689
Cost of products sold	$153,040	$353,515	$(133,414)	$373,141
Operating expenses	$27,210	$(7,305)	$—	$19,905
Selling, general and administrative expenses	$7,888	$27,369	$—	$35,257
Depreciation and amortization	$6,013	$4,007	$—	$10,020
Income from operations	$(18,509)	$47,875	$—	$29,366
EBITDA	$(12,496)	$51,882	$—	$39,386

	Rack Back (1)	Rack Forward (2)	Eliminations (3)	Total Lubricants and Specialty Products
	(In thousands)
Six months ended June 30, 2019
Sales and other revenues	$289,680	$951,525	$(202,525)	$1,038,680
Cost of products sold	$277,543	$729,352	$(202,525)	$804,370
Operating expenses	$60,145	$52,536	$—	$112,681
Selling, general and administrative expenses	$19,845	$61,961	$—	$81,806
Depreciation and amortization	$21,601	$21,590	$—	$43,191
Goodwill impairment	$152,712	$—	$—	$152,712
Income (loss) from operations	$(242,166)	$86,086	$—	$(156,080)
EBITDA	$(220,565)	$107,676	$—	$(112,889)

Six months ended June 30, 2018
Sales and other revenues	$349,074	$824,500	$(261,045)	$912,529
Cost of products sold	$305,094	$636,623	$(261,045)	$680,672
Operating expenses	$55,981	$28,832	$—	$84,813
Selling, general and administrative expenses	$14,707	$51,204	$—	$65,911
Depreciation and amortization	$11,641	$7,243	$—	$18,884
Income (loss) from operations	$(38,349)	$100,598	$—	$62,249
EBITDA	$(26,708)	$107,841	$—	$81,133

(1)	Rack Back consists of the PCLI base oil production activities, by-product sales to third parties and intra-segment base oil sales to rack forward.

(2)
Rack Forward activities include the purchase of base oils from rack back and the blending, packaging, marketing and distribution and sales of finished lubricants and specialty products to third parties.

(3)	Intra-segment sales of Rack Back produced base oils to rack forward are eliminated under the “Eliminations” column.

Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles

Reconciliations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA excluding special items (“Adjusted EBITDA”) to amounts reported under generally accepted accounting principles (“GAAP”) in financial statements.

Earnings before interest, taxes, depreciation and amortization, referred to as EBITDA, is calculated as net income attributable to HollyFrontier stockholders plus (i) interest expense, net of interest income, (ii) income tax expense, and (iii) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA plus or minus (i) lower of cost or market inventory valuation adjustments, (ii) goodwill impairment (iii) acquisition and integration costs, (iv) incremental cost of products sold attributable to our Sonneborn inventory value step-up, (v) RINs cost reduction related to our Cheyenne and Woods Cross small refinery exemptions, (vi) Woods Cross refinery outage damages and (vii) Woods Cross refinery estimated insurance claims on outage damages.

EBITDA and Adjusted EBITDA are not calculations provided for under accounting principles generally accepted in the United States; however, the amounts included in these calculations are derived from amounts included in our consolidated financial statements. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are not necessarily comparable to similarly titled measures of other companies. These are presented here because they are widely used financial indicators used by investors and analysts to measure performance. EBITDA and Adjusted EBITDA are also used by our management for internal analysis and as a basis for financial covenants.

Set forth below is our calculation of EBITDA and adjusted EBITDA.

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(In thousands)
Net income attributable to HollyFrontier stockholders	$196,915	$345,507	$449,970	$613,598
Add interest expense	34,264	32,324	70,911	65,047
Subtract interest income	(4,588)	(2,934)	(10,963)	(5,524)
Add income tax expense	89,336	117,447	176,841	202,484
Add depreciation and amortization	126,908	110,379	248,329	214,720
EBITDA	$442,835	$602,723	$935,088	$1,090,325
Add (subtract) lower of cost or market inventory valuation adjustment	47,801	(106,926)	(184,545)	(210,764)
Add goodwill impairment	152,712	—	152,712	—
Add acquisition and integration costs	3,637	—	16,189	3,595
Add incremental cost of products sold attributable to Sonneborn inventory value step-up	—	—	9,338	—
Subtract RINs cost reduction	—	(25,267)	—	(96,971)
Add Woods Cross refinery outage damages	—	24,566	—	24,566
Subtract Woods Cross refinery estimated insurance claims on outage damages	—	(9,840)	—	(9,840)
Adjusted EBITDA	$646,985	$485,256	$928,782	$800,911

EBITDA and Adjusted EBITDA attributable to our Refining segment is presented below:

	Three Months Ended June 30,		Six Months Ended June 30,
Refining Segment	2019	2018	2019	2018
	(In thousands)
Income from operations (1)	$432,049	$429,306	$783,376	$737,232
Add depreciation and amortization	76,225	72,989	150,640	140,164
EBITDA	508,274	502,295	934,016	877,396
Add (subtract) lower of cost or market inventory valuation adjustment	47,801	(106,926)	(184,545)	(210,764)
Subtract RINs cost reduction	—	(25,267)	—	(96,971)
Add Woods Cross refinery outage damages	—	24,566	—	24,566
Subtract Woods Cross refinery estimated insurance claims on outage damages	—	(9,840)	—	(9,840)
Adjusted EBITDA	$556,075	$384,828	$749,471	$584,387

(1) Income from operations of our Refining segment represents income plus (i) interest expense, net of interest income and (ii) income tax provision.

EBITDA and Adjusted EBITDA attributable to our Lubricants and Specialty Products segment is set forth below.

Lubricants and Specialty Products Segment	Rack Back	Rack Forward	Total Lubricants and Specialty Products
	(In thousands)
Three months ended June 30, 2019
Income (loss) from operations (1)	$(199,238)	$52,290	$(146,948)
Add depreciation and amortization	11,075	11,945	23,020
EBITDA	$(188,163)	$64,235	$(123,928)
Add goodwill impairment	152,712	—	152,712
Adjusted EBITDA	$(35,451)	$64,235	$28,784

Three months ended June 30, 2018
Income (loss) from operations (1)	$(18,509)	$47,875	$29,366
Add depreciation and amortization	6,013	4,007	10,020
EBITDA	$(12,496)	$51,882	$39,386

Six months ended June 30, 2019
Income (loss) from operations (1)	$(242,166)	$86,086	$(156,080)
Add depreciation and amortization	21,601	21,590	43,191
EBITDA	$(220,565)	$107,676	$(112,889)
Add goodwill impairment	152,712	—	152,712
Add incremental cost of products sold attributable to Sonneborn inventory value step-up	—	9,338	9,338
Adjusted EBITDA	$(67,853)	$117,014	$49,161

Six months ended June 30, 2018
Income (loss) from operations (1)	$(38,349)	$100,598	$62,249
Add depreciation and amortization	11,641	7,243	18,884
EBITDA	$(26,708)	$107,841	$81,133

(1) Income (loss) from operations of our Lubricants and Specialty Products segment represents income (loss) plus (i) interest expense, net of interest income and (ii) income tax provision.

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements.

Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis. Refinery gross margin per produced barrel sold is total refining segment revenues less total refining segment cost of products sold, exclusive of lower of cost or market inventory valuation adjustments, divided by sales volumes of produced refined products sold. Net operating margin per barrel sold is the difference between refinery gross margin and refinery operating expenses per produced barrel sold. These two margins do not include the non-cash effects of lower of cost or market inventory valuation adjustments or depreciation and amortization. Each of these component performance measures can be reconciled directly to our consolidated statements of income. Other companies in our industry may not calculate these performance measures in the same manner.

Below are reconciliations to our consolidated statements of income for refinery net operating and gross margin and operating expenses, in each case averaged per produced barrel sold. Due to rounding of reported numbers, some amounts may not calculate exactly.

Reconciliation of average refining segment net operating margin per produced barrel sold to refinery gross margin to total sales and other revenues

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(Dollars in thousands, except per barrel amounts)
Consolidated
Net operating margin per produced barrel sold	$13.72	$10.21	$9.99	$8.64
Add average refinery operating expenses per produced barrel sold	5.92	6.36	6.4	6.04
Refinery gross margin per produced barrel sold	$19.64	$16.57	$16.39	$14.68
Times produced barrels sold (BPD)	469,100	453,830	446,190	459,640
Times number of days in period	91	91	181	181
Refining segment gross margin	$838,394	$684,317	$1,323,663	$1,221,300
Add (subtract) rounding	34	(189)	(365)	309
Total refining segment gross margin	838,428	684,128	1,323,298	1,221,609
Add refining segment cost of products sold	3,458,832	3,394,853	6,421,372	6,606,557
Refining segment sales and other revenues	4,297,260	4,078,981	7,744,670	7,828,166
Add lubricants and specialty products segment sales and other revenues	545,346	467,689	1,038,680	912,529
Add HEP segment sales and other revenues	130,751	118,760	265,248	247,644
Subtract corporate, other and eliminations	(190,742)	(194,194)	(368,736)	(388,676)
Sales and other revenues	$4,782,615	$4,471,236	$8,679,862	$8,599,663

Reconciliation of average refining segment operating expenses per produced barrel sold to total operating expenses

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average operating expenses per produced barrel sold	$5.92	$6.36	$6.40	$6.04
Times produced barrels sold (BPD)	469,100	453,830	446,190	459,640
Times number of days in period	91	91	181	181
Refining segment operating expenses	$252,714	$262,659	$516,866	$502,497
Add (subtract) rounding	1	(101)	346	(92)
Total refining segment operating expenses	252,715	262,558	517,212	502,405
Add lubricants and specialty products segment operating expenses	59,122	19,905	112,681	84,813
Add HEP segment operating expenses	40,608	34,533	78,121	70,736
Subtract corporate, other and eliminations	(19,193)	(20,781)	(43,170)	(41,451)
Operating expenses (exclusive of depreciation and amortization)	$333,252	$296,215	$664,844	$616,503

Reconciliation of net income attributable to HollyFrontier stockholders to adjusted net income attributable to HollyFrontier stockholders

Adjusted net income attributable to HollyFrontier stockholders is a non-GAAP financial measure that excludes non-cash lower of cost or market inventory valuation adjustments, goodwill impairment, acquisition and integration costs, incremental cost of products sold due to Sonneborn inventory value step-up, RINs cost reductions and refinery outage damages and related estimated insurance claims. We believe this measure is helpful to investors and others in evaluating our financial performance and to compare our results to that of other companies in our industry. Similarly titled performance measures of other companies may not be calculated in the same manner.

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(In thousands, except per share amounts)
Consolidated
GAAP:
Income before income taxes	$306,153	$480,360	$670,144	$854,259
Income tax expense	89,336	117,447	176,841	202,484
Net income	216,817	362,913	493,303	651,775
Less net income attributable to noncontrolling interest	19,902	17,406	43,333	38,177
Net income attributable to HollyFrontier stockholders	196,915	345,507	449,970	613,598

Non-GAAP adjustments to arrive at adjusted results:
Lower of cost or market inventory valuation adjustment	47,801	(106,926)	(184,545)	(210,764)
Goodwill impairment	152,712	—	152,712	—
Acquisition and integration costs	3,637	—	16,189	3,595
Incremental cost of products sold attributable to Sonneborn inventory value step-up	—	—	9,338	—
RINs cost reduction	—	(25,267)	—	(96,971)
Woods Cross refinery outage damages	—	24,566	—	24,566
Woods Cross refinery estimated insurance claims on outage damages	—	(9,840)	—	(9,840)
Total adjustments to income before income taxes	204,150	(117,467)	(6,306)	(289,414)
Adjustment to income tax expense (1)	28,748	(30,872)	(21,769)	(71,940)
Total adjustments, net of tax	175,402	(86,595)	15,463	(217,474)

Adjusted results - Non-GAAP:
Adjusted income before income taxes	510,303	362,893	663,838	564,845
Adjusted income tax expense (2)	118,084	86,575	155,072	130,544
Adjusted net income	392,219	276,318	508,766	434,301
Less net income attributable to noncontrolling interest	19,902	17,406	43,333	38,177
Adjusted net income attributable to HollyFrontier stockholders	$372,317	$258,912	$465,433	$396,124
Adjusted earnings per share attributable to HollyFrontier stockholders - diluted (3)	$2.18	$1.45	$2.71	$2.22
Average number of common shares outstanding - diluted	170,547	177,586	171,264	177,820

(1)	Represents adjustment to GAAP income tax expense to arrive at adjusted income tax expense, which is computed as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(In thousands)

Non-GAAP income tax expense (2)	$118,084	$86,575	$155,072	$130,544
Subtract GAAP income tax expense	89,336	117,447	176,841	202,484
Non-GAAP adjustment to income tax expense	$28,748	$(30,872)	$(21,769)	$(71,940)

(2)
Non-GAAP income tax expense is computed by a) adjusting HFC's consolidated estimated Annual Effective Tax Rate (“AETR”) for GAAP purposes for the effects of the above Non-GAAP adjustments b) applying the resulting Adjusted Non-GAAP AETR to Non-GAAP adjusted income before income taxes and c) adjusting for discrete tax items applicable to the period.

(3) Adjusted earnings per share attributable to HollyFrontier stockholders - diluted is calculated as adjusted net income attributable to HollyFrontier stockholders divided by the average number of shares of common stock outstanding assuming dilution.

Reconciliation of effective tax rate to adjusted effective tax rate

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(Dollars in thousands)
GAAP:
Income before income taxes	$306,153	$480,360	$670,144	$854,259
Income tax expense	$89,336	$117,447	$176,841	$202,484
Effective tax rate for GAAP financial statements	29.2%	24.4%	26.4%	23.7%
Adjusted - Non-GAAP:
Effect of Non-GAAP adjustments	(6.0)%	(0.5)%	(3.0)%	(0.6)%
Effective tax rate for adjusted results	23.2%	23.9%	23.4%	23.1%

FOR FURTHER INFORMATION, Contact:

Richard L. Voliva III, Executive Vice President and
Chief Financial Officer
Craig Biery, Director,
Investor Relations
HollyFrontier Corporation
214-954-6510